UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Goldman Sachs BDC, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! GOLDMAN SACHS BDC, INC. 2026 Annual Meeting Vote by May 26, 2026 11:59 PM ET Hextone, Inc. P.O. Box 91421 Farmingdale, NY 11735 148,294 322,224 OF 2     Ricky Campana P.O. Box 123456 Suite 500 30# 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in GOLDMAN SACHS BDC, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 27, 2026. Get informed before you vote View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote in Person at the Meeting* Point your camera here and May 27, 2026 vote without entering a 10:00 AM EST control number To access the Virtual Meeting, use the link below. meetnow.global/MSFXKXU *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT GOLDMAN SACHS BDC, INC. This is an overview of the proposals being presented at the 2026 Annual Meeting Vote by May 26, 2026 upcoming shareholder meeting. Please follow the instructions on 11:59 PM ET the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1A Timothy J. Leach For 1B Kaysie Uniacke For 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting For firm for the fiscal year ending December 31, 2026. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 FLASHID-JOB# 148,294

NOTICE AND ACCESS: MATERIALS REQUEST TOUCH-TONE TELEPHONE SCRIPT WO# 35043 - GOLDMAN SACHS. PROXY 04/02/2026 EXPECTED MAIL DATE: 4/8/2026 - MEETING DATE: 5/27/2026 WHEN CONNECTED TO OUR TOUCH TONE PHONE ORDERING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER(1-877-816-5331) , THE STOCKHOLDER WILL HEAR: INITIAL GREETING: “Thank you for calling the Proxy Materials Order Line.” “This line is available to you until the meeting date of the current campaign” THEN THE STOCKHOLDER IS PROMPTED TO ENTER THEIR CONTROL NUMBER: “To request a copy of proxy materials by mail, I’ll need to validate some information from your Meeting Notice.” “On your notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER ENTRY OF THEIR CONTROL NUMBER, THEY ARE PROMPTED TO ENTER THEIR SECURITY CODE:” “Next, located in the un-shaded box is an 8 digit number. Please enter this number now. THEN YOU HEAR: “Thank you, Please hold while I validate those numbers.” GENERIC: Okay, you’ll be requesting meeting materials for the upcoming annual meeting. IF THE CODES ENTERED WERE VALID, THE CAMPAIGN SPECIFIC SPEECH IS HEARD NEXT: “Okay, you’ll be requesting meeting materials for Goldman Sachs BDC, Inc.” THEN THE FOLLOWING SPEECH IS HEARD: “Your request for a paper copy of your proxy materials will be processed in just a moment. For future meetings you can elect to receive proxy materials by email or by mail. If you prefer email, please log on to the web site listed on your STOCKHOLDER meeting Notice so that we can capture your email address. If you prefer to receive all future proxy materials by mail, press 1 now. If you don’t want to set a future delivery preference, just hold on for your material order confirmation.” NEXT, THE STOCKHOLDER HEARS: “Please hold while I process your request.” THEN THE STOCKHOLDER HEARS: “Your request has been received. Proxy material orders will be mailed within 3 business days.” OR, IF THE STOCKHOLDER HAS A PENDING ORDER THEY HEAR THIS SPEECH INSTEAD: “There’s already a request for proxy meeting materials that’s pending. Material orders are mailed within 3 business days from when they were requested.” IF THE MEETING IS WITHIN 10 DAYS OF THE CALL, THE STOCKHOLDER WILL HEAR: “Since the meeting is within 10 days, I cannot guarantee that you’ll receive your proxy materials in sufficient time for you to review the materials and process your vote. However, you can always view your proxy materials and vote online by logging onto the website listed on your STOCKHOLDER meeting notice.” IF THE STOCKHOLDER ELECTED TO RECEIVE ALL FUTURE PROXY MATERIALS BY MAIL THEY WILL HEAR: “Additionally, as you’ve indicated, you’ll receive all future proxy meeting materials by mail.” THEN THE STOCKHOLDER IS PROMPTED TO SEE IF THEY HAVE ANOTHER NOTICE: “If you have received a notice on another account that you’d like me to send you materials on, press one now.” THEN IF THE STOCKHOLDER ELECTS TO ORDER MATERIALS FOR ANOTHER NOTICE: “Okay, to send you materials on another account we’ll just need to repeat the process using the details from your other notice. Let’s begin...” IF THE STOCKHOLDER DOESN’T CHOOSE THE OPTION TO ORDER MATERIALS FOR ANOTHER NOTICE, THEY HEAR: “I’m now going to end this call. Thank you for calling. Goodbye.”

GOLDMAN SACHS WO # 35043- TOUCH-TONE TELEPHONE VOTING SCRIPT ** PROXY CARD ** IVR Revision 04/02/2026 WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE STOCKHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE STOCKHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE STOCKHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: “Okay, you’ll be voting your shares for the upcoming annual meeting. The Board Recommends a vote FOR all proposals.” IF THE CUSTOM GREETING IS APPROVED, THE STOCKHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH: “Okay, you’ll be voting your proxy for shares in Goldman Sachs BDC, Inc. The Board Recommends a vote “FOR” all proposals.” IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again “ IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin “ THEN, MATCHING THE STOCKHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL: MULTIPLE NOMINEES: “Proposal 1: To vote FOR ALL nominees, Press 1. AGAINST ALL nominees, press 2. ABSTAIN for ALL nominees, press 3 Or to VOTE on the nominees individually, press 4.” IF THE STOCKHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR: “Okay, voting for all nominees” IF THE STOCKHOLDER PRESSES 2, TO VOTE AGAINST ALL NOMINEES THEY WILL HEAR: “Okay, voting against all nominees “ IF THE STOCKHOLDER PRESSES 3, TO VOTE ABSTAIN FOR ALL NOMINEES THEY WILL HEAR: “Okay, voting abstain on all nominees “ IF THE STOCKHOLDER PRESSES 4, TO VOTE INDIVIDUALLY ON EACH NOMINEE THEY WILL HEAR: “Okay, lets vote on each nominee “ “Nominee Number 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “Nominee Number 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “Nominee Number 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” and so on AFTER THE LAST NOMINEE IS INDIVIDUALLY VOTED, THE SHAREHOLDER WILL HEAR: “Okay, you’ve finished voting on all the nominees “Proposal 2:” “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” WHEN THE STOCKHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE STOCKHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows “ [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE STOCKHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE STOCKHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, lets change your vote.” [The system then prompts the voting options again.] AFTER THE STOCKHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE STOCKHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.”